Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Summary Statistics
Number of Mortgage Loans: 2,442
Aggregate Principal Balance ($): 275,047,145
Weighted Average Current Mortgage Rate (%): 7.905
Non-Zero Weighted Average Margin (%): 6.879
Non-Zero Weighted Average Maximum Rate (%): 15.264
Weighted Average Stated Original Term (months): 337
Weighted Average Stated Remaining Term (months): 335
Weighted Average Original LTV (%): 76.65
% First Liens: 100.00
% Owner Occupied: 92.86
% Purchase: 7.45
% Full Doc: 80.51
Non-Zero Weighted Average Credit Score: 619

Product	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6 Month	84	10,330,293	3.76
6 Month	139	13,848,288	5.03
Fixed Rate	2,219	250,868,564	91.21
Total:	2,442	275,047,145	100.00

Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.01 - 50,000.00	343	12,796,112	4.65
50,000.01- 100,000.00	951	69,915,384	25.42
100,000.01 - 150,000.00	543	66,682,289	24.24
150,000.01 - 200,000.00	309	54,048,826	19.65
200,000.01 - 250,000.00	194	43,421,554	15.79
250,000.01 - 300,000.00	95	25,650,949	9.33
300,000.01 - 350,000.00	4	1,277,531	0.46
350,000.01 - 400,000.00	1	368,000	0.13
400,000.01 - 450,000.00	2	886,500	0.32
Total:	2,442	275,047,145	100.00
Minimum: 1,543
Maximum: 450,000
Average: 112,632

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Current Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.001 - 5.500	4	396,709	0.14
5.501 - 6.000	64	8,231,955	2.99
6.001 - 6.500	200	28,933,873	10.52
6.501 - 7.000	311	43,595,938	15.85
7.001 -7.500	340	45,446,364	16.52
7.501 - 8.000	352	44,733,170	16.26
8.001 - 8.500	269	30,710,708	11.17
8.501 - 9.000	290	29,179,095	10.61
9.001 - 9.500	150	13,616,031	4.95
9.501 - 10.000	176	12,739,459	4.63
10.001- 10.500	91	6,214,821	2.26
10.501- 11.000	81	4,981,382	1.81
11.001- 11.500	41	2,396,420	0.87
11.501- 12.000	36	1,622,841	0.59
12.001- 12.500	14	702,747	0.26
12.501- 13.000	12	707,406	0.26
13.001- 13.500	6	509,713	0.19
13.501- 14.000	4	289,639	0.11
14.501- 15.000	1	38,876	0.01
Total:	2,442	275,047,145	100.00
Minimum: 5.375
Maximum: 14.780
Weighted Average: 7.905

Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.001 - 4.500	1	274,963	1.14
5.001 - 5.500	12	1,510,635	6.25
5.501 - 6.000	28	3,080,241	12.74
6.001 - 6.500	57	5,863,365	24.25
6.501 -7.000	48	5,735,711	23.72
7.001 - 7.500	27	2,781,149	11.50
7.501 - 8.000	13	1,361,462	5.63
8.001 - 8.500	21	2,228,152	9.22
8.501 - 9.000	5	423,359	1.75
9.501 - 10.000	11	919,545	3.80
Total:	223	24,178,581	100.00
Minimum: 4.5000
Maximum: 9.7000
Weighted Average: 6.8790

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.001- 12.500	1	119,452	0.49
12.501- 13.000	5	705,543	2.92
13.001- 13.500	10	1,523,646	6.30
13.501- 14.000	16	2,598,445	10.75
14.001- 14.500	20	2,329,082	9.63
14.501- 15.000	45	5,597,473	23.15
15.001- 15.500	24	2,437,358	10.08
15.501- 16.000	29	2,919,246	12.07
16.001- 16.500	26	2,029,938	8.40
16.501- 17.000	20	1,754,398	7.26
17.001- 17.500	10	807,080	3.34
17.501- 18.000	3	187,586	0.78
18.001- 18.500	5	237,096	0.98
18.501- 19.000	4	324,277	1.34
19.001- 19.500	2	344,147	1.42
19.501 - 20.000	2	224,939	0.93
20.501 - 21.000	1	38,876	0.16
Total:	223	24,178,581	100.00
Minimum: 12.5000
Maximum: 20.7800
Weighted Average: 15.2639

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6.001 - 6.500	1	119,452	0.49
6.501 -7.000	5	705,543	2.92
7.001 -7.500	10	1,523,646	6.30
7.501 - 8.000	16	2,598,445	10.75
8.001 - 8.500	20	2,329,082	9.63
8.501 - 9.000	45	5,597,473	23.15
9.001 - 9.500	24	2,437,358	10.08
9.501 - 10.000	29	2,919,246	12.07
10.001- 10.500	26	2,029,938	8.40
10.501- 11.000	20	1,754,398	7.26
11.001- 11.500	10	807,080	3.34
11.501- 12.000	3	187,586	0.78
12.001- 12.500	5	237,096	0.98
12.501- 13.000	4	324,277	1.34
13.001- 13.500	2	344,147	1.42
13.501- 14.000	2	224,939	0.93
14.501- 15.000	1	38,876	0.16
Total:	223	24,178,581	100.00
Minimum: 6.5000
Maximum: 14.7800
Weighted Average: 9.2639

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Initial Periodic Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	223	24,178,581	100.00
Total:	223	24,178,581	100.00
Minimum: 3.0000
Maximum: 3.0000
Weighted Average: 3.0000

Periodic Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	223	24,178,581	100.00
Total:	223	24,178,581	100.00
Minimum: 1.0000
Maximum: 1.0000
Weighted Average: 1.0000

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2004-03-01	1	210,336	0.87
2004-04-01	6	558,301	2.31
2004-05-01	7	654,071	2.71
2004-06-01	9	1,144,567	4.73
2004-07-01	15	2,159,546	8.93
2004-08-01	10	950,131	3.93
2004-09-01	7	1,115,592	4.61
2004-11-01	9	1,108,782	4.59
2005-02-01	1	217,297	0.90
2005-03-01	4	242,150	1.00
2005-03-02	1	203,662	0.84
2005-04-01	19	1,727,695	7.15
2005-05-01	14	1,445,646	5.98
2005-06-01	12	1,349,471	5.58
2005-07-01	19	1,925,434	7.96
2005-08-01	23	2,330,200	9.64
2005-09-01	21	1,877,214	7.76
2005-10-01	23	2,491,853	10.31
2005-11-01	21	2,355,434	9.74
2005-12-01	1	111,200	0.46
Total:	223	24,178,581	100.00
Minimum 2004-03-01
Maximum: 2005-12-01
Weighted Average: 2005-03-22

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Orig Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 50.00	167	12,312,721	4.48
50.01 - 60.00	157	14,382,860	5.23
60.01 -70.00	367	38,372,794	13.95
70.01 -75.00	348	37,487,775	13.63
75.01 - 80.00	749	85,553,919	31.11
80.01- 85.00	276	36,180,612	13.15
85.01 - 90.00	276	37,744,697	13.72
90.01 - 95.00	102	13,011,767	4.73
Total:	2,442	275,047,145	100.00
Minimum: 6.85
Maximum: 95.00
Weighted Average by Original Balance: 76.55
Weighted Average by Current Balance: 76.65

FICO Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
451-500	25	1,081,939	0.39
501-550	367	35,704,002	12.98
551-600	639	68,459,743	24.89
601-650	768	91,220,044	33.17
651-700	448	53,989,023	19.63
701-750	145	17,989,306	6.54
751-800	49	6,505,638	2.37
801-850	1	97,450	0.04
Total:	2,442	275,047,145	100.00
Minimum: 500
Maximum: 814
Weighted Average: 618.6

Original Term	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
109- 120	15	830,939	0.30
121- 132	3	251,408	0.09
169- 180	339	27,097,283	9.85
181- 192	5	270,030	0.10
193-204	1	51,602	0.02
229-240	93	8,594,229	3.12
289-300	1	59,724	0.02
325-336	1	92,795	0.03
349-360	1,984	237,799,135	86.46
Total:	2,442	275,047,145	100.00
Minimum: 120
Maximum: 360
Weighted Average: 337.3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Remaining Term to Stated Maturity	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1 - 12	6	256,778	0.09
61-72	35	958,524	0.35
109- 120	12	825,569	0.30
169- 180	309	26,408,789	9.60
193-204	1	51,602	0.02
229-240	93	8,594,229	3.12
289-300	1	59,724	0.02
325-336	1	92,795	0.03
349-360	1,984	237,799,135	86.46
Total:	2,442	275,047,145	100.00
Minimum: 3
Maximum: 360
Weighted Average: 335.3

Prepayment Penalty Flag	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
No Prepayment Penalty	875	81,031,523	29.46
Prepayment Penalty	1,567	194,015,622	70.54
Total:	2,442	275,047,145	100.00

Prepayment penalty term	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	875	81,031,523	29.46
12	169	25,012,302	9.09
24	81	12,154,190	4.42
36	1,287	153,953,990	55.97
60	30	2,895,139	1.05
Total:	2,442	275,047,145	100.00

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full	1,996	221,433,920	80.51
Stated Documentation	412	49,514,911	18.00
Light	34	4,098,315	1.49
Total:	2,442	275,047,145	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Credit Grade	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
A	584	67,625,521	24.59
A-	344	37,019,325	13.46
A+	778	100,920,539	36.69
B	277	27,287,000	9.92
B-	23	1,635,619	0.59
B+	43	3,350,077	1.22
C	107	8,403,325	3.06
C-	49	5,089,808	1.85
C+	16	849,502	0.31
D	83	4,680,565	1.70
S	138	18,185,865	6.61
Total:	2,442	275,047,145	100.00

Occupancy	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	2,226	255,400,880	92.86
Non-Owner Occupied	216	19,646,265	7.14
Total:	2,442	275,047,145	100.00

Channel	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Broker/Wholesale	601	83,599,270	30.39
National Loan Center	390	40,511,824	14.73
National Loan Center - Irvine	126	15,025,869	5.46
Retail	946	87,322,504	31.75
Unaffiliated Originator	1	243,908	0.09
Unknown	378	48,343,770	17.58
Total:	2,442	275,047,145	100.00

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	2,169	239,994,828	87.26
2-4 Family	151	21,428,194	7.79
Condo	96	11,804,990	4.29
Manufactured Housing	19	1,309,269	0.48
Unknown	7	509,864	0.19
Total:	2,442	275,047,145	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Geographic Distribution by State	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Arizona	64	6,729,009	2.45
Arkansas	5	284,117	0.10
California	527	81,363,609	29.58
Colorado	22	3,113,155	1.13
Connecticut	9	1,145,458	0.42
Delaware	1	114,932	0.04
Florida	222	23,641,583	8.60
Georgia	20	2,097,484	0.76
Hawaii	6	1,513,928	0.55
Idaho	10	824,016	0.30
Illinois	62	5,899,061	2.14
Indiana	21	1,815,253	0.66
Iowa	51	3,255,074	1.18
Kansas	6	443,099	0.16
Kentucky	11	994,932	0.36
Louisiana	3	199,459	0.07
Maine	3	436,000	0.16
Maryland	21	2,723,413	0.99
Massachusetts	47	7,482,209	2.72
Michigan	87	6,819,920	2.48
Minnesota	37	5,203,577	1.89
Mississippi	5	244,709	0.09
Missouri	49	4,296,793	1.56
Montana	15	1,345,577	0.49
Nebraska	6	533,889	0.19
Nevada	40	5,098,328	1.85
New Hampshire	6	773,020	0.28
New Jersey	49	7,051,657	2.56
New Mexico	7	601,884	0.22
New York	156	23,526,077	8.55
North Carolina	41	3,350,336	1.22
North Dakota	1	139,913	0.05
Ohio	76	5,277,838	1.92
Oklahoma	26	1,692,994	0.62
Oregon	21	2,302,968	0.84
Pennsylvania	54	4,941,294	1.80
Rhode Island	12	1,578,235	0.57
South Carolina	13	1,056,983	0.38
South Dakota	2	122,241	0.04
Tennessee	56	3,829,232	1.39
Texas	409	31,738,407	11.54
Utah	23	2,908,440	1.06
Virginia	45	5,898,185	2.14
Washington	50	7,142,316	2.60
West Virginia	7	551,874	0.20
Wisconsin	37	2,868,910	1.04
Wyoming	1	75,756	0.03
Total:	2,442	275,047,145	100.00
Number of States Represented:	47

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Lien Position	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1st Lien	2,442	275,047,145	100.00
Total:	2,442	275,047,145	100.00

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Refinance - Cashout	1,692	193,861,119	70.48
Refinance - Rate Term	572	60,689,343	22.07
Purchase	178	20,496,684	7.45
Total:	2,442	275,047,145	100.00

Mortgage Insurance Flag	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Mortgage Insurance	63	7,298,108	2.65
No Mortgage Insurance	2,379	267,749,037	97.35
Total:	2,442	275,047,145	100.00

Months Delinquent	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	2,442	275,047,145	100.00
Total:	2,442	275,047,145	100.00
Minimum: 0
Maximum: 0
Weighted Average: 0.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

120 records

Group II

Balance: 39,910,844

Summary Statistics
Number of Mortgage Loans: 120
Aggregate Principal Balance ($): 39,910,844
Weighted Average Current Mortgage Rate (%): 7.409
Non-Zero Weighted Average Margin (%): 6.242
Non-Zero Weighted Average Maximum Rate (%): 14.598
Weighted Average Stated Original Term (months): 346
Weighted Average Stated Remaining Term (months): 345
Weighted Average Original LTV (%): 78.10
% First Liens: 100.00
% Owner Occupied: 96.54
% Purchase: 7.87
% Full Doc: 71.67
Non-Zero Weighted Average Credit Score: 627

Product	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
ARM - 2 Year/6 Month	5	1,259,822	3.16
ARM - 3 Year/6 Month	10	2,497,672	6.26
ARM - 5 Year/6 Month	1	39,976	0.10
Fixed Rate	104	36,113,373	90.49
Total:	120	39,910,844	100.00

Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.01 - 50,000.00	1	39,976	0.10
50,000.01- 100,000.00	9	657,342	1.65
100,000.01 - 150,000.00	9	1,035,138	2.59
150,000.01 - 200,000.00	2	324,000	0.81
200,000.01 - 250,000.00	2	420,000	1.05
250,000.01 - 300,000.00	2	564,400	1.41
300,000.01 - 350,000.00	42	13,594,259	34.06
350,000.01-400,000.00	18	6,844,280	17.15
400,000.01-450,000.00	17	7,231,446	18.12
450,000.01 - 500,000.00	11	5,271,668	13.21
500,000.01 - 550,000.00	5	2,636,327	6.61
550,000.01 - 600,000.00	1	567,008	1.42
700,000.01 - 750,000.00	1	725,000	1.82
Total:	120	39,910,844	100.00
Minimum: 39,976
Maximum: 725,000
Average: 332,590

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

120 records

Group II

Balance: 39,910,844

Current Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.501 - 6.000	3	1,074,466	2.69
6.001 - 6.500	16	6,243,323	15.64
6.501 -7.000	27	10,287,690	25.78
7.001 -7.500	23	7,680,713	19.24
7.501 - 8.000	19	5,678,402	14.23
8.001 - 8.500	13	4,840,973	12.13
8.501 - 9.000	6	2,315,669	5.80
9.001 - 9.500	5	451,776	1.13
9.501 - 10.000	5	1,098,594	2.75
11.501 - 12.000	2	96,926	0.24
12.501- 13.000	1	142,312	0.36
Total:	120	39,910,844	100.00
Minimum: 5.750
Maximum: 12.680
Weighted Average: 7.409

Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.501 - 5.000	1	309,823	8.16
5.001 - 5.500	2	774,129	20.39
5.501 - 6.000	2	638,299	16.81
6.001 - 6.500	1	314,578	8.28
6.501-7.000	5	1,211,127	31.89
7.001 -7.500	3	354,962	9.35
7.501 - 8.000	1	107,693	2.84
8.001 - 8.500	1	86,861	2.29
Total:	16	3,797,471	100.00
Minimum: 5.0000
Maximum: 8.1300
Weighted Average: 6.2417

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.501- 13.000	1	463,780	12.21
13.001- 13.500	2	614,292	16.18
14.001- 14.500	2	800,917	21.09
14.501- 15.000	2	876,831	23.09
15.001- 15.500	4	350,230	9.22
15.501- 16.000	3	509,132	13.41
16.501- 17.000	1	39,976	1.05
18.501- 19.000	1	142,312	3.75
Total:	16	3,797,471	100.00
Minimum: 12.7000
Maximum: 18.6800
Weighted Average: 14.5984

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

120 records

Group II

Balance: 39,910,844

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6.501 -7.000	1	463,780	12.21
7.001-7.500	2	614,292	16.18
8.001 - 8.500	2	800,917	21.09
8.501 - 9.000	2	876,831	23.09
9.001 - 9.500	4	350,230	9.22
9.501 - 10.000	3	509,132	13.41
11.501 - 12.000	1	39,976	1.05
12.501- 13.000	1	142,312	3.75
Total:	16	3,797,471	100.00
Minimum: 6.7000
Maximum: 12.6800
Weighted Average: 8.6089

Initial Periodic Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	15	3,757,495	98.95
5.000	1	39,976	1.05
Total:	16	3,797,471	100.00
Minimum: 3.0000
Maximum: 5.0000
Weighted Average: 3.0211

Periodic Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	16	3,797,471	100.00
Total:	16	3,797,471	100.00
Minimum: 1.0000
Maximum: 1.0000
Weighted Average: 1.0000

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

120 records

Group II

Balance: 39,910,844

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2004-07-01	1	314,578	8.28
2004-08-01	1	463,780	12.21
2005-03-01	1	303,944	8.00
2005-05-01	2	418,042	11.01
2005-06-01	2	608,874	16.03
2005-08-01	2	901,363	23.74
2005-10-01	1	86,861	2.29
2005-11-01	2	394,603	10.39
2005-12-01	2	150,450	3.96
2006-01-01	1	115,000	3.03
2007-09-01	1	39,976	1.05
Total:	16	3,797,471	100.00
Minimum 2004-07-01
Maximum: 2007-09-01
Weighted Average: 2005-05-12

Orig Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 50.00	7	2,544,507	6.38
50.01 - 60.00	3	809,861	2.03
60.01 -70.00	12	4,784,579	11.99
70.01 -75.00	16	5,420,609	13.58
75.01 - 80.00	28	10,307,102	25.83
80.01 - 85.00	11	3,206,907	8.04
85.01 - 90.00	36	10,949,105	27.43
90.01 - 95.00	7	1,888,174	4.73
Total:	120	39,910,844	100.00
Minimum: 34.54
Maximum: 95.00
Weighted Average by Original Balance: 78.10
Weighted Average by Current Balance: 78.10

FICO Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
451-500	5	567,874	1.42
501-550	7	1,599,557	4.01
551-600	29	8,874,136	22.23
601-650	45	16,870,647	42.27
651-700	24	8,257,489	20.69
701-750	8	2,894,046	7.25
751-800	2	847,095	2.12
Total:	120	39,910,844	100.00
Minimum: 464
Maximum: 761
Weighted Average: 627.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

2,442 records

Group I

Balance: 275,047,145

Original Term	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
169- 180	6	1,959,808	4.91
229-240	5	1,606,155	4.02
349-360	109	36,344,881	91.07
Total:	120	39,910,844	100.00
Minimum: 180
Maximum: 360
Weighted Average: 346.3

Remaining Term to Stated Maturity	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
169- 180	6	1,959,808	4.91
229-240	5	1,606,155	4.02
349-360	109	36,344,881	91.07
Total:	120	39,910,844	100.00
Minimum: 179
Maximum: 360
Weighted Average: 344.8

Prepayment Penalty Flag	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
No Prepayment Penalty	23	6,691,637	16.77
Prepayment Penalty	97	33,219,207	83.23
Total:	120	39,910,844	100.00

Prepayment penalty term	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	23	6,691,637	16.77
12	17	5,970,634	14.96
24	7	2,410,975	6.04
36	72	24,736,349	61.98
60	1	101,250	0.25
Total:	120	39,910,844	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

120 records

Group II

Balance: 39,910,844

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full	90	28,602,578	71.67
Stated Documentation	27	10,336,566	25.90
Light	3	971,700	2.43
Total:	120	39,910,844	100.00

Credit Grade	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
A	27	9,422,970	23.61
A-	21	6,959,830	17.44
A+	50	16,974,438	42.53
B	6	1,478,023	3.70
C	3	512,288	1.28
C-	2	188,407	0.47
S	11	4,374,887	10.96
Total:	120	39,910,844	100.00

Occupancy	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	115	38,528,822	96.54
Non-Owner Occupied	5	1,382,023	3.46
Total:	120	39,910,844	100.00

Channel	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Broker/Wholesale	62	20,717,516	51.91
National Loan Center	9	3,142,543	7.87
National Loan Center -Irvine	4	1,592,638	3.99
Retail	29	9,003,147	22.56
Unknown	16	5,455,000	13.67
Total:	120	39,910,844	100.00

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	110	37,265,857	93.37
Condo	4	1,460,814	3.66
2-4 Family	5	1,099,393	2.75
Unknown	1	84,780	0.21
Total:	120	39,910,844	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

120 records

Group II

Balance: 39,910,844

Geographic Distribution by State	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
California	50	19,199,900	48.11
Florida	9	3,171,541	7.95
Hawaii	1	463,780	1.16
Illinois	2	614,183	1.54
Louisiana	2	819,407	2.05
Massachusetts	2	755,173	1.89
Michigan	1	314,578	0.79
Minnesota	1	304,000	0.76
Mississippi	1	56,950	0.14
Missouri	2	383,261	0.96
Nevada	1	399,638	1.00
New Hampshire	1	309,000	0.77
New Jersey	2	718,323	1.80
New York	19	6,578,513	16.48
North Carolina	1	52,800	0.13
Ohio	2	457,416	1.15
Pennsylvania	2	546,651	1.37
Tennessee	3	226,800	0.57
Texas	8	2,462,577	6.17
Virginia	2	420,000	1.05
Washington	6	1,434,477	3.59
Wisconsin	2	221,875	0.56
Total:	120	39,910,844	100.00
Number of States Represented:	22

Lien Position	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1st Lien	120	39,910,844	100.00
Total:	120	39,910,844	100.00

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Refinance- Cashout	90	29,052,134	72.79
Refinance - Rate Term	22	7,719,659	19.34
Purchase	8	3,139,051	7.87
Total:	120	39,910,844	100.00

Mortgage Insurance Flag	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Mortgage Insurance	2	619,239	1.55
No Mortgage Insurance	118	39,291,605	98.45
Total:	120	39,910,844	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.

Aames 2002-2 Final Deal Population

MORGAN STANLEY

Actual Balances as of 12/12/2002

120 records

Group II

Balance: 39,910,844

Months Delinquent	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	120	39,910,844	100.00
Total:	120	39,910,844	100.00
Minimum: 0
Maximum: 0
Weighted Average: 0.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K SECURITIES AND FUTURES AUTHORITY.